SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 22, 2002

                         F10 OIL & GAS PROPERTIES, INC.
                         ------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
         (State or Other Jurisdiction of Incorporation or Organization)

                                     0-33029
                                     -------
                            (Commission File Number)

                                   87-0382438
                                   ----------
                        (IRS Employer Identification No.)


                         904 West Montgomery, Suite 4311
                               Willis, Texas 77378
                               -------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (800) 511-1996
               Registrant's Telephone Number, Including Area Code

                             Force 10 Trading, Inc.
                          11781 South Lone Peak Parkway
                              Suite 230, Draper, UT
                              ---------------------
             (Former name and address, if changed since last report)

Item 5.       Other Events

     On November 22, 2002, pursuant to the approval of the Board of Directors and a majority of shareholders, the Registrant amended its Articles of Incorporation to change its name to "F10 Oil & Gas Properties, Inc." The Registrant also effectuated a reverse stock split of its Common Stock so as to combine three hundred (300) issued and outstanding shares of Common Stock into one (1) share of validly issued, fully paid and non-assessable Common Stock. The effective date of the reverse stock split will be December 3, 2002. As a consequence of the reverse stock split, the total number of shares of Common Stock issued and outstanding will be 44,357 as of December 3, 2002.

     On November 22, 2002, Richard W. Torney resigned from the Board of Directors of the Registrant.

Item 7.           Financial Statements and Exhibits

Exhibits

(3) (i) Articles of Incorporation and amendments thereto. (Incorporated by reference as previously filed as an exhibit to the Registrant's Form 10-SB and amendments thereto, filed July 31, 2001).

(3)  (ii) Amendment to the Articles of Incorporation dated November 22, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 2, 2002                 F10 Oil & Gas Properties, Inc.

                                        By: /s/ Mary E. Blake
                                        Name: Mary E. Blake
                                        Title: President

                                  Exhibit 3 ii

                           CERTIFICATE OF AMENDMENT TO
                            ARTICLES OF INCORPORATION

                             FORCE 10 TRADING, INC.

     I the undersigned, Mary E. Blake, President and Secretary of Force 10 Trading, Inc. (the "Corporation") do hereby certify:

     1. That the name of the Corporation is "Force 10 Trading, Inc."

     2. That the Board of Directors of the Corporation by Unanimous Written Consent duly executed on the 22nd day of November, 2002, adopted resolutions to amend the Articles of Incorporation as follows:

          RESOLVED, that it is advisable in the judgment of the Board of Directors of the Corporation that the name of the Corporation be changed and that, in order to accomplish the same, Article I of the Articles of Incorporation be amended and restated in its entirety to read as follows:

          "The name of this corporation is F10 Oil & Gas Properties, Inc."

     3. That the total number of shares of the corporation outstanding and entitled to vote on the foregoing Amendment(s) to the Articles of Incorporation is 13,007,196.

     4. That the above-described changes and Amendment(s) have been consented to and approved by holders of at least a majority of shares of each class of stock outstanding and entitled to vote thereon, acting by written consent in accordance with the provisions of Nevada Revised Statutes, Title 7, Section 78.320.

Signed on November 22, 2002.



                                             /s/ Mary E. Blake
                                          --------------------------------------
                                          Mary E. Blake, President and Secretary